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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 13, 2006

                             Genesee & Wyoming Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                   001-31456                 06-0984624
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  (State or other jurisdiction        (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

                66 Field Point Road,
               Greenwich, Connecticut                               06830
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      (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (203) 629-3722

                                 Not Applicable
           -----------------------------------------------------------
           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

On February 13, 2006, Genesee & Wyoming Inc. issued a press release relating to its agreement to sell its Western Australia operations and certain other assets of the Australian Railroad Group for A$1.3 billion (US$956 million), Also Agrees to Acquire Remaining 50 percent of South Australia Operations from Wesfarmers Limited for A$20 million (US$15 million).

ITEM 9.01   EXHIBITS

(a)      None

(b)      None

(d)      Exhibits

         The following exhibits are filed or furnished herewith:

         EXHIBIT NO.                     DESCRIPTION
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            99.1           Press Release, dated February 13, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GENESEE & WYOMING INC.

February 13, 2006                          By:    /s/ Adam B. Frankel
                                                  -----------------------------
                                           Name:  Adam B. Frankel
                                           Title: Senior Vice President, General
                                                  Counsel & Corporate Secretary